Oppenheimer Balanced Fund
Oppenheimer Capital Appreciation Fund
Oppenheimer Capital Income Fund
Oppenheimer Cash Reserves
Oppenheimer Champion Income Fund
Oppenheimer Convertible Securities Fund
Oppenheimer Core Bond Fund
Oppenheimer Developing Markets Fund
Oppenheimer Discovery Fund
Oppenheimer Dividend Growth Fund
Oppenheimer Emerging Growth Fund
Oppenheimer Emerging Technologies Fund
Oppenheimer Enterprise Fund
Oppenheimer Equity Fund, Inc.
Oppenheimer Global Fund
Oppenheimer Global Opportunities Fund
Oppenheimer Gold & Special Minerals Fund
Oppenheimer Growth Fund
Oppenheimer High Yield Fund
Oppenheimer International Bond Fund
Oppenheimer International Diversified Fund
Oppenheimer International Growth Fund
Oppenheimer International Large-Cap Core Fund
Oppenheimer International Small Company Fund
Oppenheimer International Value Fund
Oppenheimer Limited-Term Government Fund
Oppenheimer Main Street Fund
Oppenheimer Main Street Opportunity Fund
Oppenheimer Main Street Small Cap Fund
Oppenheimer MidCap Fund
Oppenheimer Portfolio Series
Oppenheimer Quest Balanced Fund
Oppenheimer Quest Capital Value Fund, Inc.
Oppenheimer Quest International Value Fund, Inc.
Oppenheimer Quest Opportunity Value Fund
Oppenheimer Quest Value Fund, Inc.
Oppenheimer Real Asset Fund
Oppenheimer Real Estate Fund
Oppenheimer Select Value Fund
Oppenheimer Small- & Mid- Cap Value Fund
Oppenheimer Strategic Income Fund
Oppenheimer Total Return Bond Fund
Oppenheimer U.S. Government Trust
Oppenheimer Value Fund

                                 Supplement dated September 30, 2005
                                to Statement of Additional Information

     This supplement amends the Statement of Additional  Information (the "SAI")
of each of the  Oppenheimer  Funds  referenced  above and is in  addition to any existing supplements to a Fund's SAI.

     In  the  section  of  the  SAI  titled  "About  Your  Account--How  to  Buy
Shares--Classes of Shares--Availability of Class N Shares" to the list beginning
"|X| Availability of Class N Shares. In addition to the description of the types of  retirement  plans  which may  purchase  Class N shares . . ." the  following bullet point is added:

     o to Retirement  Plans with at least 100 eligible  employees or $500,000 or more in plan assets.

     The  Appendix to each SAI titled  "OppenheimerFunds  Special  Sales  Charge
Arrangements and Waivers" (the "Appendix") is amended as follows:

     In the third paragraph of the Appendix,  the first numbered item is deleted in its entirety and replaced by the following:

     1) plans  created  or  qualified  under  Sections  401(a)  or 401(k) of the
Internal Revenue Code,

     In Section I of the Appendix,  in the bullet point beginning  "Purchases of
Class A shares by Retirement Plans that have any of the following record-keeping arrangements . . ." the second numbered paragraph is deleted in its entirety and replaced by the following:

     2) The record  keeping  for the  Retirement  Plan is  performed  on a daily valuation  basis by a record keeper whose services are provided under a contract or arrangement  between the Retirement  Plan and Merrill Lynch.  On the date the plan sponsor signs the record keeping service  agreement with Merrill Lynch, the
Plan must have $5 million or more of its assets  (excluding  assets  invested in money market funds) invested in Applicable Investments.

     In Section II of the Appendix, sub-section A titled "Waivers of Initial and
Contingent  Deferred Sales Charges for Certain  Purchasers" is amended by adding the following bullet point:

     |_|  Effective  October  1, 2005,  taxable  accounts  established  with the proceeds of Required Minimum Distributions from Retirement Plans.

     In Section II of the Appendix, sub-section B is deleted in its entirety and replaced by the following:

     B. Waivers of the Class A Initial and Contingent  Deferred Sales Charges in
Certain Transactions.

     1. Class A shares issued or purchased in the following transactions are not subject to sales charges (and no concessions are paid by the Distributor on such purchases):

     |_|  Shares  issued  in plans of  reorganization,  such as  mergers,  asset
acquisitions  and  exchange  offers,  to which the Fund is a party.  |_|  Shares
purchased by the  reinvestment  of dividends or other  distributions  reinvested from the Fund or other  Oppenheimer funds (other than Oppenheimer Cash Reserves)
or unit investment  trusts for which  reinvestment  arrangements  have been made
with the Distributor.  |_| Shares purchased by certain Retirement Plans that are
part  of a  retirement  plan  or  platform  offered  by  banks,  broker-dealers,
financial  advisors or insurance  companies,  or serviced by recordkeepers.  |_|
Shares  purchased by the  reinvestment  of loan repayments by a participant in a
Retirement  Plan for which the  Manager or an  affiliate  acts as  sponsor.  |_|
Shares purchased in amounts of less than $5.

     2. Class A shares issued and purchased in the  following  transactions  are not subject to sales charges (a dealer concession at the annual rate of 0.25% is paid by the  Distributor  on  purchases  made  within the first 6 months of plan establishment):

|_|      Retirement Plans that have $5 million or more in plan assets.
|_|      Retirement Plans with a single plan sponsor that have $5 million or more in aggregate assets invested in Oppenheimer funds.

     In  Section  III  of  the  Appendix,  sub-section  A  titled  "Waivers  for
Redemptions  in Certain  Cases" is amended by deleting the third bullet point in its entirety and replacing it with the following:

     |_|  The  contingent  deferred  sales  charges  are  generally  not  waived following the death or  disability of a grantor or trustee for a trust  account.
The contingent deferred sales charges will only be waived in the limited case of the death of the trustee of a grantor trust or revocable  living trust for which the  trustee is also the sole  beneficiary.  The death or  disability  must have occurred after the account was established,  and for disability you must provide evidence of a  determination  of disability (as defined in the Internal  Revenue
Code)

September 30, 2005                                                 PX0000.018